Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA New York Bond Fund                                        4
         USAA New York Money Market Fund                               10
      Financial Information:
         Independent Auditors' Report                                  13
         Statements of Assets and Liabilities                          14
         Portfolios of Investments in Securities:
            USAA New York Bond Fund                                    16
            USAA New York Money Market Fund                            19
         Notes to Portfolios of Investments in Securities              24
         Statements of Operations                                      25
         Statements of Changes in Net Assets                           26
         Notes to Financial Statements                                 27



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA New York Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.





                          USAA Family of Funds Summary

        Fund                                              Minimum
      Type/Name                   Volatility            Investment*
-------------------------------------------------------------------
CAPITAL APPRECIATION
===================================================================
 Aggressive Growth                Very high                $3,000
 Emerging Markets(1)              Very high                $3,000
 USAA First Start Growth          Moderate to high         $3,000
 Gold(1)                          Very high                $3,000
 Growth                           Moderate to high         $3,000
 Growth & Income                  Moderate                 $3,000
 International(1)                 Moderate to high         $3,000
 S&P 500 Index(2)                 Moderate                 $3,000
 Science & Technology(5)          Very high                $3,000
 World Growth(1)                  Moderate to high         $3,000

ASSET ALLOCATION
====================================================================
 Balanced Strategy(1)             Moderate                 $3,000
 Cornerstone Strategy(1)          Moderate                 $3,000
 Growth and Tax
  Strategy(3)                     Moderate                 $3,000
 Growth Strategy(1)               Moderate to high         $3,000
 Income Strategy                  Low to moderate          $3,000

INCOME -TAXABLE
====================================================================
 GNMA                             Low to moderate          $3,000
 Income                           Moderate                 $3,000
 Income Stock                     Moderate                 $3,000
 Short-Term Bond                  Low                      $3,000

INCOME - TAX EXEMPT
====================================================================
 Long-Term(3)                     Moderate                 $3,000
 Intermediate-Term(3)             Low to moderate          $3,000
 Short-Term(3)                    Low                      $3,000
 State Bond Income(3)**           Moderate                 $3,000

MONEY MARKET
====================================================================
 Money Market(4)                  Very low                 $3,000
 Tax Exempt
  Money Market(3),(4)             Very low                 $3,000
 Treasury Money
  Market Trust(4)                 Very low                 $3,000
 State Money Market(3),(4)**      Very low                 $3,000




(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(5) This Fund may be more volatile than a fund that diversifies across many industries.
* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.
** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President


   In the last few years I have  turned my  attention more and more to the
   subject  of  tax-efficient  investing.   Though a  few fund  companies
   are beginning to write about this subject, it remains off the beaten track of mutual fund investing. But I believe it is of great importance.


[PHOTOGRAPH OF PRESIDENT: MICHAEL J.C. ROTH, CFA APPEARS HERE]


Just recently a close friend whom I have advised for years asked me, "Will my tax bracket be lower when I retire?" I told him, "No. I will not permit that." I believe that much financial planning makes an invalid assumption that a retiree's tax bracket will fall substantially when retirement comes. But it is quite possible for a person whose income is in a high tax bracket to build an estate that will sustain that bracket upon retirement. If that occurs, tax-efficient investing can be very important.

For a mutual fund investor that means maximizing potential tax-exempt income and long-term capital gains. Unfortunately all of the distributions from IRAs, 401(k)s, and variable annuities will be taxed as ordinary income. But a non-sheltered portfolio of index funds or efficiently run equity portfolios can be harvested principally as long-term capital gains at a 20% tax rate. And an accompanying investment in tax-exempt funds may provide the fixed-income buffer to stock market risk along with the potential for significant tax-exempt returns. Such a non-sheltered portfolio may be a valuable addition to an individual's investment plan and may provide valuable assistance while you live through your retirement.

Much of the attention of financial planners is concentrated on preparing for retirement. You must not overlook the fact that you have a good possibility of enjoying decades of reward for your good planning after you retire.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.




Investment Review
USAA NEW YORK BOND FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade New York tax-exempt securities.

-------------------------------------------------------------------------------
                                             3/31/97             3/31/98
===============================================================================
  Net Assets                             $58.0 Million        $70.6 Million
  Net Asset Value Per Share                 $10.94               $11.62
===============================================================================


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 3/31/98
===============================================================================
   1 Year   5 Years      Since Inception on 10/15/90        30-Day SEC Yield
   12.24%    6.31%                 8.58%                          4.54%
-------------------------------------------------------------------------------
* Calculated as  prescribed by the  Securities  and Exchange  Commission.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



------------------------------------
CUMULATIVE PERFORMANCE COMPARISON
------------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA New York Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds Average. The data points from the graph are as follows:

USAA  New York Bond Fund

  Year            Amount
--------          ------
10/15/90          $10,000
10/31/90          $10,166
12/31/90          $10,543
06/30/91          $11,028
10/31/91          $11,731
04/30/92          $12,106
10/31/92          $12,590
04/30/93          $13,807
10/31/93          $14,630
04/30/94          $13,767
10/31/94          $13,497
04/30/95          $14,555
10/30/95          $15,434
04/30/96          $15,579
10/31/96          $16,305
04/30/97          $16,703
10/31/97          $17,863
03/31/98          $18,555

Lehman Brothers Municipal Bond Index

  Year             Amount
--------           ------
10/15/90          $10,000
10/31/90          $10,143
12/31/90          $10,391
06/30/91          $10,853
10/31/91          $11,376
04/30/92          $11,792
10/31/92          $12,333
04/30/93          $13,285
10/31/93          $14,068
04/30/94          $13,572
10/31/94          $13,455
04/30/95          $14,475
10/30/95          $15,453
04/30/96          $15,625
10/31/96          $16,334
04/30/97          $16,663
10/31/97          $17,724
03/31/98          $18,297

Lipper New York Municipal Debt Funds Average

  Year             Amount
--------          -------
10/15/90          $10,000
10/31/90          $10,056
12/31/90          $10,319
06/30/91          $10,809
10/31/91          $11,440
04/30/92          $11,834
10/31/92          $12,352
04/30/93          $13,502
10/31/93          $14,316
04/30/94          $13,616
10/31/94          $13,377
04/30/95          $14,299
10/30/95          $15,131
04/30/96          $15,205
10/31/96          $15,873
04/30/97          $16,140
10/31/97          $17,146
03/31/98          $17,679

Data since inception on 10/15/90 through 3/31/98


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper New York Municipal Debt Funds Average is the average performance level of all New York Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.


Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  KENNETH E. WILLMANN, CFA IS HERE]


THE "PEACE DIVIDEND"?
With the fall of Communism and the end of the Cold War in the late 1980s, it was widely expected that the Free World would enjoy a "peace dividend." This was to be a period of general prosperity and economic well-being resulting from turning our attention from negative to positive pursuits. It didn't materialize within six months of the destruction of the Berlin Wall, so the media and markets seem to have forgotten it. At any rate, I haven't heard much about it in the last few years.

We are now in an unprecedented seventh year of economic expansion in the U.S. Each year the stock market has been making new highs. Interest rates have fallen to levels not seen since the 1970s. Inflation is lower than it's been in well over ten years.

Explanations for this prosperity include increased productivity related to technological innovation, excellent monetary policy as practiced by the Federal Reserve Board in this country, and rapid internationalization of the business world. All of these undoubtedly figure in the picture. But doesn't the current economic environment sound like the "peace dividend" expected ten years ago? Maybe all these sweeping political, economic, and social changes take time to work through the fabric of society.

INTEREST RATE MARKETS
As I have said several times in previous Annual and Semiannual Reports, a primary (and probably the most important) determinant of the general level of interest rates is inflation. The current inflation rate largely determines short-term interest rates, but long-term rates are mostly dependent on the outlook for future inflation. The general level of interest rates peaked in 1980, and so did inflation as measured by the Consumer Price Index (CPI). Inflation has generally declined ever since, and so have interest rates. Neither the decline in inflation nor interest rates has been in a straight line, but the long- term trend in both has been down.

This pattern continued in the twelve months ended March 31, 1997. Interest rates declined sharply until mid January 1998, then stabilized through March 1998. This pattern is quite apparent in the graph below.




MUNICIPAL & U.S. TREASURY BOND YIELDS
-------------------------------------

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/97 to 3/31/98.

                  30-year U.S. Treasury      Bond Buyer 40-Bond Index (BBI40)
                  ---------------------      --------------------------------
03/31                    7.10%                           5.95%
04/14                    7.17%                           6.01%
04/30                    6.96%                           5.89%
05/15                    6.87%                           5.78%
05/30                    6.91%                           5.74%
06/13                    6.72%                           5.60%
06/30                    6.78%                           5.69%
07/15                    6.54%                           5.54%
07/31                    6.30%                           5.40%
08/15                    6.55%                           5.56%
08/29                    6.61%                           5.55%
09/15                    6.57%                           5.48%
09/30                    6.40%                           5.47%
10/15                    6.40%                           5.50%
10/31                    6.15%                           5.40%
11/17                    6.07%                           5.41%
11/28                    6.05%                           5.36%
12/15                    5.97%                           5.27%
12/31                    5.92%                           5.26%
01/15                    5.74%                           5.10%
01/30                    5.80%                           5.19%
02/17                    5.80%                           5.15%
02/27                    5.92%                           5.24%
03/16                    5.86%                           5.24%
03/31                    5.93%                           5.27%


Note: Past performance is no guarantee of future results. The results of the comparison reflect current conditions as regards to tax laws, inflationary trends, and general corporate policies and practices. Investors are encouraged to closely monitor changes in any factor which may affect their investment.


Please note that the top line is the yield of the active 30-year U.S. Treasury Bond, or the "Long Bond" as it is known. This is generally considered the benchmark for long-term interest rates in the U.S. The bottom line in the graph represents the yield of the Bond Buyer 40-Bond Index (BB140), which is the industry standard for the yield of long-term, investment-grade municipal bonds.

The yield on the Long Bond began the period at 7.10%, fell sharply to 5.69% on January 12, 1998, and settled at 5.93% on March 31, 1998. The BBI40 showed a similar pattern. It began the period at 5.95%, fell to 5.10% on January 13, 1998, and ended the period at 5.27%.

NEW YORK BOND FUND PERFORMANCE
While past performance is no guarantee of future results, from March 31, 1997 to March 31, 1998, your Fund paid a dividend distribution yield(1) of 5.42% versus an average dividend distribution yield of 4.67% for the Lipper New York Municipal Debt Funds Category.* During the fund's fiscal year, the share price rose $.68 to $11.62. Over this period, the fund provided a total return(2) of 12.24%, well above the Lipper average total return of 10.49%.


(1) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.



12 MONTH DIVIDEND YIELD
-----------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA New York Bond Fund to the 12 Month Dividend Yield of the Lipper New York Municipal Debt Funds Average from 3/31/92 to 3/31/98.

               USAA New York                  Lipper New York Municipal
             Bond  Fund Yield                     Debt Funds Average
             ----------------                  ------------------------
03/31/92          6.28%                                  6.41%
03/31/93          5.61%                                  5.68%
03/31/94          5.62%                                  5.60%
03/31/95          5.74%                                  5.37%
03/31/96          5.79%                                  5.11%
03/31/97          5.84%                                  4.96%
03/31/98          5.42%                                  4.67%

The graph represents data from 3/31/92 to 3/31/98.

Your Fund's performance earned a 5-star rating from Morningstar for the 3-year period as of March 31, 1998, among 1,525 funds in the municipal bond fund category.(3)



The graph represents data from 3/31/92 to 3/31/98.

* Refer to page 4 for the Lipper Average definition.

(2) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.
     Past performance is no guarantee of future results.
(3) The Fund was also awarded a 4-star rating for the overall and 5-year period ended March 31, 1998, among overall and 782 funds in the municipal bond fund category. Morningstar proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns.
     There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars, and the next 22.5% receive four stars.

NEW YORK STATE
New York continues to be a wealthy state with a diverse economic base. Economic improvement occurred during 1997 as employment growth exceeded prior years. Nevertheless, the State's economic performance has lagged the nation with February 1998 unemployment of 6.2 percent relative to a national rate of 4.6 percent. The State's total personal income growth during 1997 also compared favorably to past years but trailed the national average. Per capita income for the State remains notably higher than the national level.

Fueled by strong tax revenues related to Wall Street earnings, New York is currently projecting a general fund budget surplus of $1.8 billion for the fiscal year ending March 31, 1998. This sound financial performance certainly produces a degree of budgetary strength for the near future. Although long-term financial pressure may result due to significant tax relief, it is anticipated the State will take actions as necessary to maintain balanced operations. The State again failed to enact a budget prior to the start of the new fiscal year on April 1. However, as budget negotiations seem to be moving forward in a positive manner, the current delay should not be significant in length. Importantly, debt service appropriations were enacted in a timely manner.

SEARCH FOR VALUE
When I am asked to describe the strategy I employ when managing the Fund, my response is that I try to buy value. I simply don't make bets on the direction of interest rates. Rather, I search for securities that represent value at the time given current market conditions. The other side of that search is selling securities from the portfolio that no longer represent value.

When I am further asked to explain what value is, or how it is determined, I must respond that there are no hard rules. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features, etc.), and liquidity. The ability to recognize value is the ability to simultaneously analyze the interaction of these four factors. It comes mostly from lots of experience and market awareness. It is more art than science. Determining value in the tax-exempt bond market is a full-time job and is almost impossible to do single-handed. We have an excellent team of portfolio managers, analysts, and traders who give input from slightly different perspectives.

TAX THOUGHTS
An interesting thing falls out of this value discipline. If you only purchase securities when they represent value, and only sell them when they don't represent value, you don't do many transactions. Real value is not constantly available and neither is real overvaluation. In short, we only trade when a compelling reason exists.

This fits right into my philosophy - as much as possible of the return from this Fund should be free of taxation. When there is relatively low trading in a fund, there tends to be low taxable capital gains distributions. I prefer to keep capital gains in the Fund and let you decide when to realize them.

I further believe that tax-exempt income is now and always will be the biggest part of return from a municipal bond fund. My aim is to pursue a high level of income. I also believe that income should be tax-exempt to everyone. Consequently, since its inception, neither this Fund nor any other USAA tax-exempt fund has ever distributed income that was subject to the Alternative Minimum Tax (AMT) for individuals. I have no intention of changing that in the future. Of course, I would certainly advise our shareholders if there is a change in the Federal Tax Code which compels us to reconsider our position.

The table below compares the yield of the USAA New York Bond Fund with a taxable equivalent investment.

To match the USAA New York Bond Fund's closing 30-Day SEC yield of 4.54% and:

-------------------------------------------------------------------------------
  Assuming a New York State Tax Rate of 6.85%
    and a Marginal Federal Tax Rate of:         28%      31%      36%    39.6%
-------------------------------------------------------------------------------
A fully taxable investment must pay:          6.77%    7.06%    7.62%    8.07%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Assuming a New York State and City Tax Rate | 11.25% |          11.31%
    of and a Marginal Federal Tax Rate of:    |  28%   |  31%     36%     39.6%
-------------------------------------------------------------------------------
A fully taxable investment must pay:            7.10%   7.42%    8.00%   8.48%
-------------------------------------------------------------------------------
This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.



                     ---------------------
                     PORTFOLIO RATINGS/MIX
                     ---------------------

A pie chart is shown here depicting the portfolio Mix as of March 31, 1998 of the USAA New York Bond Fund to be:
Cash Equivalents - 1%,  BBB - 14%,  AAA - 19%,  AA - 38%,  A - 28%


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Investor's Service.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 16 for a complete listing of the Portfolio of Investments in securities.







Investment Review

USAA NEW YORK MONEY MARKET FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the fund will maintain a stable net asset value of $1.00 per share.

-------------------------------------------------------------------------------
                                             3/31/97              3/31/98
===============================================================================
  Net Assets                             $50.0 Million        $62.2 Million
  Net Asset Value Per Share                  $1.00                 $1.00
===============================================================================

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY SIMPLE YIELD AS OF 3/31/98
===============================================================================
 1 Year      5 Years      Since Inception on 10/15/90     7-Day Simple Yield
 3.29%        2.95%                3.10%                          3.20%
-------------------------------------------------------------------------------
Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


7-DAY YIELD COMPARISON
------------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7 day Yield of the USAA New York Money Market Fund and the IBC/Donoghue's State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free): New York Money Funds.

                        USAA New York
                      Money Market Fund                   IBC/Donoghue
                      -----------------                   ------------

03/25/97                   2.88%                              2.67%
04/29/97                    3.7%                              3.46%
05/27/97                   3.46%                              3.22%
06/24/97                   3.52%                              3.25%
07/29/97                   3.17%                              3.01%
08/26/97                   2.96%                              2.78%
09/30/97                   3.48%                              3.24%
10/28/97                   3.21%                              3.03%
11/25/97                   3.47%                              3.22%
12/30/97                   3.6%                               3.29%
01/27/98                   3.15%                              2.84%
02/24/98                   3.06%                               2.7%
03/30/98                   3.19%*                             2.92%*


Data represent the last Monday of each month.
*Ending date 3/30/98

The graph tracks the Fund's 7-day simple yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): New York Money Funds, an average of money market fund yields.



                         Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  JOHN C. BONNELL, CFA IS HERE]


THE MARKET
How long can the economy continue to expand? How long can inflation stay low despite rising wages and falling unemployment? To what extent will Asian economic problems affect our economy? Who knows!

It certainly would be nice to have the foresight to answer the above questions, but even with the correct answers, one would not know whether to lock in one year rates or invest in shorter term securities. As mentioned in the last semiannual report, the short-term municipal market is primarily driven by supply and demand relationships.

The Federal Reserve increased the federal funds rate (the rate banks charge one another for overnight loans) .25% in March 1997. The Fed has been on hold since then. For the last twelve months, one year treasury bill yields generally declined within a range of 6.07% to 5.08%, and ended March 1998 at 5.39%. During the same period, yields on municipal notes, as measured by the Bond Buyer's One-Year Note Index,(1) ranged from 3.97% to 3.51%, and ended March 1998 at 3.64%. Supply and demand factors caused a spike up in yield at the end of the calendar year. Yields were low during the first three months of 1998 as the market experienced large cash inflows (which increased demand) during a period of little new supply. How long will this continue? Again, no one really knows. However certain seasonal factors and corporate buying habits are more predictable and should produce buying opportunities to lock in higher yields.

STRATEGY
Your Fund strives to meet its objective in any prevailing market environment. Rather than trying to predict future interest rates, we focus on buying the best relative value in the market at any given time. This reflects our longstanding commitment to credit research, and a judgment as to whether the Fund would be sufficiently compensated with additional yield to invest in longer term securities. Because of the lack of supply during the first three months of 1998(and low yields on what was available), your Fund's average maturity is relatively short. This will provide the liquidity necessary to take advantage of higher yields during the coming months as opportunities arise.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending March 31, 1998, your Fund ranked 2 out of 35 New York Money Market Funds according to IBC Financial Data, Inc. with a compounded dividend yield of 3.29%. The average for the category over the same period was 3.02%.


(1) Bond Buyer Index is the industry standard for yields of investment-grade municipal bonds.

NEW YORK
New York continues to derive strength from its substantial and diverse economy. Both employment and personal income growth compared favorably to prior years. However, the state's unemployment rate of 6.2% in February 1998 was still higher than the national rate of 4.6%.

Reflecting strong tax revenues related to Wall Street earnings, the state is currently projecting a budget surplus of $1.8 billion for the fiscal year ending March 31, 1998. The state's improved financial performance led to a ratings upgrade by Standard & Poor's in August 1997 to "A" from "A-." Moody's and Fitch IBCA continue to rate the state "A2" and "A+" respectively. While the recent sound financial results certainly produce budgetary strength, long-term pressures still exist. Increased spending expected to be phased in over time, significant tax relief, and the state's chronic inability to enact a timely budget all could have negative impacts on the state's budget. We will continue to closely monitor financial and legislative issues that may ultimately have an impact on the relative attractiveness of New York municipal securities. As always, we continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.


-----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
-----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment of the USAA New York Money Market Fund. The data points from the graph are as follows:

USAA  New York Money Market Fund

  Year             Amount
--------          -------
10/15/90          $10,000
10/31/90          $10,019
12/31/90          $10,108
04/30/91          $10,257
10/31/91          $10,461
04/30/92          $10,630
10/31/92          $10,775
04/30/93          $10,886
10/31/93          $10,998
04/30/94          $11,104
10/31/94          $11,240
04/30/95          $11,425
10/31/95          $11,634
04/30/96          $11,830
10/31/96          $12,016
04/30/97          $12,204
10/31/97          $12,405
03/31/98          $12,570

Data since inception on 10/15/90 through 3/31/98


Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.

An investment in this Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 19 for a complete listing of the Portfolio of Investments in Securities.




                     Independent Auditors' Report

The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in securities, of the USAA New York Bond and USAA New York Money Market Funds, portfolios of the USAA Tax Exempt Fund, Inc. as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights presented in note 7 to the financial statements for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA New York Bond and USAA New York Money Market Funds, portfolios of the USAA Tax Exempt Fund, Inc. as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                           KPMG Peat Marwick

San Antonio, Texas
May 8, 1998





STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)
March 31, 1998


                                                                                       USAA
                                                                    USAA             New York
                                                                  New York         Money Market
                                                                  Bond Fund            Fund
                                                                --------------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $64,303 and $61,597, respectively)        $69,557          $ 61,597
   Cash                                                                  90               457
   Receivables:
      Capital shares sold                                                41                44
      Interest                                                        1,053               390
                                                                    -------          --------
         Total assets                                                70,741            62,488
                                                                    -------          --------

LIABILITIES
   Capital shares redeemed                                                5               218
   USAA Investment Management Company                                    18                16
   USAA Transfer Agency Company                                           4                 3
   Accounts payable and accrued expenses                                 19                19
   Dividends on capital shares                                           84                 6
                                                                    -------          --------
         Total liabilities                                              130               262
                                                                    -------          --------
            Net assets applicable to capital shares outstanding     $70,611          $ 62,226
                                                                    =======          ========

REPRESENTED BY:
   Paid-in capital                                                  $68,133           $62,226
   Accumulated net realized loss on investments                      (2,776)             -
   Net unrealized appreciation of investments                         5,254              -
                                                                    -------           -------
            Net assets applicable to capital shares outstanding     $70,611           $62,226
                                                                    =======           =======
   Capital shares outstanding                                         6,076            62,226
                                                                    =======           =======
   Authorized shares of $.01 par value                               25,000           100,000
                                                                    =======           =======
   Net asset value, redemption price, and offering
     price per share                                                $ 11.62           $  1.00
                                                                    =======           =======




See accompanying notes to financial statements.



CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS IN SECURITIES


March 31, 1998

Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

         (1)     Municipal Bond Insurance Association.
         (2)     AMBAC Indemnity Corp.
         (3)     Financial Guaranty Insurance Co.
         (4)     Financial Security Assurance, Inc.
         (5)     Asset Guaranty Reinsurance Co.

The insurance does not guarantee the market value of the municipal bonds.



PORTFOLIO DESCRIPTION ABBREVIATIONS
         CRE     Credit Enhanced
         GO      General Obligation
         IDA     Industrial Development Authority/Agency
         MFH     Multi-Family Housing
         PCRB    Pollution Control Revenue Bond
         RB      Revenue Bond
         TAN     Tax Anticipation Note




USAA NEW YORK BOND FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)
March 31, 1998



  Principal                                    Coupon        Final      Market
   Amount          Security                     Rate        Maturity    Value
-------------------------------------------------------------------------------
                    FIXED RATE INSTRUMENTS (97.9%)
            New York
            Dormitory Auth. RB,
  $ 1,750    Series 1990A
             (Devereux Foundation) (CRE) a       7.40%      7/01/15    $ 1,912
    2,000    Series 1992 (Manhattan College)
              (CRE) 5                            6.50       7/01/19      2,171
    2,000    Series 1994 (Gurwin Geriatric
              Center)                            7.35       8/01/29      2,309
    2,500    Series 1994B (State Univ. System)a  6.25       5/15/20      2,799
    2,550    Series 1996-2 (City Univ. System)   6.00       7/01/26      2,716
    2,800    Series 1997 (Lutheran Center)
              (CRE)                              6.05       7/01/26      3,013
    1,650   Environmental Facilities Corp.
             PCRB, Series 1990B                  7.50       3/15/11      1,733
    1,950   Groton Community Health Care
             Facilities RB, Series 1994A         7.45       7/15/21      2,276
            Housing Finance Agency MFH RB,
    1,890    Series 1992E
             (Secured Mortgage Program)          6.75       8/15/25      2,004
    2,450    Series 1996A (Housing Project)
             (CRE) 4                             6.13      11/01/20      2,652
    1,500   Housing New York Corp. RB,
             Series 1993                         5.00      11/01/18      1,437
    2,540   Local Government Assistance Corp.
             RB, Series 1993E                    5.00       4/01/21      2,513
    1,350   Lockport Housing Development Corp.
             RB, Series 1997A                    6.00      10/01/18      1,378
            Medical Care Facilities Finance
             Agency RB,
    2,500    Series 1994A (Community General
             Hospital of Sullivan County)        6.25       2/15/24      2,666
    1,950    Series 1994A (Hospital and Nursing
             Home Facilities)                    6.50       2/15/34      2,121
    2,000    Series 1994A
             (New York Hospital) (CRE) 2,a       6.90       8/15/34      2,331
    2,000    Series 1994E (Mental Health
               Services)                         6.50       8/15/24      2,190
    2,500    Series 1995A (Brookdale Hospital)a  6.85       2/15/17      2,900
    2,500    Series 1995A (Health Center
               Projects)                         6.38      11/15/19      2,784
    6,250   Mortgage Agency RB, Series EE-3      7.75       4/01/16      6,615
            New York City GO,
    2,995    Series 1995Ba                       7.25       8/15/19      3,517
        5    Series 1995B                        7.25       8/15/19          6
    3,000    Series 1997I                        6.25       4/15/17      3,257
    2,500   New York City IDA RB, Series 1997    5.80       8/01/16      2,615
   10,090   New York City Municipal Water
             Finance Auth. RB, Series 1998Db     5.08       6/15/20      3,213
    3,000   New York State GO, Series 1998B      5.13       3/01/28      2,952
    3,040   Orange County GO, Series 1997A       5.13       9/01/22      3,022
------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $63,848)                69,102
------------------------------------------------------------------------------

                        VARIABLE RATE DEMAND NOTE (0.6%)
            New York
      455   St. Lawrence County IDA PCRB,
             Series 1985 (CRE) (cost: $455)      3.85      12/01/07        455
------------------------------------------------------------------------------
            Total investments (cost: $64,303)                          $69,557
==============================================================================


                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Escrowed Bonds                                19.1%
            General Obligations                           13.1
            Nursing/Continuing Care Centers               10.8
            Single-Family Housing                          9.4
            Multi-Family Housing                           8.5
            Healthcare - Miscellaneous                     7.0
            Water/Sewer Utilities - Municipal              7.0
            Education                                      6.9
            Hospitals                                      6.8
            Community Service                              3.7
            Sales Tax                                      3.6
            Buildings                                      2.0
            Aluminum                                        .6
                                                          ----
            Total                                         98.5%
                                                          ====




USAA NEW YORK MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)
March 31, 1998


  Principal                                    Coupon        Final
   Amount              Security                 Rate        Maturity     Value
-------------------------------------------------------------------------------
                 VARIABLE RATE DEMAND NOTES (80.2%)
            New York (77.6%)
  $ 1,000   Capital District Youth Center RB,
             Series 1997B (CRE)                  3.50%      8/01/98    $ 1,000
            Dormitory Auth. RB,
    1,500    Series 1993 (Oxford Univ. Press)
              (CRE)                              3.75       7/01/23      1,500
    3,895    Series 1994A (CRE)                  3.55       7/01/24      3,895
    1,800    Series 1995 (CRE)                   3.55       7/01/25      1,800
    2,935   Dutchess County IDA RB,
             Series 1997 (CRE)                   3.70       9/01/17      2,935
    4,450   Erie County IDA RB, Series 1998B
              (CRE)                              3.55       2/01/05      4,450
            Job Development Auth.
             Special Purpose Bonds,
      795    Series 1984 C1-C30 (CRE)            4.10       3/01/99        795
      805    Series 1984 D1-D9 (CRE)             4.10       3/01/99        805
      150    Series 1984 E1-E55 (CRE)            4.10       3/01/99        150
      570    Series 1984 F1-F17 (CRE)            4.10       3/01/99        570
      475    Series 1984 H1-H11 (CRE)            4.10       3/01/99        475
      100    Series 1985 B1-B6 (CRE)             3.90       3/01/00        100
      200    Series 1985 C1-C34 (CRE)            3.90       3/01/00        200
    1,130    Series 1985 D1- D16 (CRE)           3.90       3/01/00      1,130
            Local Government Assistance
              Corp. RB,
    2,000    Series 1994B (CRE)                  3.40       4/01/23      2,000
      900    Series 1995F (CRE)                  3.40       4/01/25        900
    1,900   Medical Care Facilities Finance
             Agency RB,
             Series 1994A (CRE)                  3.55      11/01/03      1,900
    1,100   Monroe County IDA RB,
             Series 1995D (CRE)                  3.65       6/15/16      1,100
    2,100   Municipal Assistance Corp. RB,
             Series K-2 (CRE)                    3.50       7/01/08      2,100
    1,000   Nassau County IDA RB, Series 1984
             (CRE)                               3.65      12/01/99      1,000
            New York City GO,
    1,600    Series 1994A-10 (CRE)               3.80       8/01/16      1,600
      545    Series 1994A-4 (CRE)                3.65       8/01/21        545
    2,300   New York City Health and Hospital
             Corp. GO, Series 1997A (CRE)        3.50       2/15/26      2,300
            New York City IDA RB,
    2,200    Series 1985 (CRE)                   3.50      12/01/15      2,200
    2,400    Series 1985 (CRE)                   3.50      12/01/15      2,400
    2,410   Niagara County IDA RB,
             Series 1994A (CRE)                  3.70      11/15/24      2,410
    2,835   St. Lawrence County IDA PCRB,
             Series 1985 (CRE)                   3.85      12/01/07      2,835
      900   Suffolk County IDA RB, Series
              1992 (CRE)                         3.60      12/01/12        900
    4,300   Westchester County IDA RB,
             Series 1983 (CRE)                   4.50       7/01/98      4,300

            Puerto Rico (2.6%)
    1,600   Industrial, Tourist, Educational, Medical
             and Environmental Control Facilities
             Financing Auth. RB, Series
             1995A (CRE)                         3.45       1/01/15      1,600
------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $49,895)            49,895
------------------------------------------------------------------------------

                                PUT BONDS (1.2%)
            New York
            Hudson IDA RB,
      575    Series 1985 (Emsig Project) (CRE)   4.25      12/15/00        575
      180    Series 1985 (Rual Project) (CRE)    4.25      12/15/00        180
------------------------------------------------------------------------------
            Total put bonds (cost: $755)                                   755
------------------------------------------------------------------------------

                         FIXED RATE INSTRUMENTS (17.6%)
            New York
      400   Arlington Central School District
             GO, Series 1997A (CRE)3             7.00       5/15/98        401
      250   Brewster Central School District
             GO, Series 1997 (CRE)1              6.75       6/15/98        251
      225   Caledonia-Mumford Central School
             District GO, Series 1998 (CRE)3     4.45       6/15/98        225
      515   Cattaraugus County GO,
             Series 1997 (CRE)3                  4.88       7/15/98        517
      330   Central Square Central School
             District GO, Series 1997 (CRE)2     5.00       6/15/98        331
      200   Colonie GO Public Improvement Bonds,
             Series 1997 (CRE) 1                 4.65       5/15/98        200
      394   Columbia County GO, Series 1997
             (CRE)2                              5.50       4/15/98        394
      160   Copenhagen Central School District
             GO, Series 1997 (CRE)1              4.90       6/15/98        160
      350   Corning School District GO,
             Series 1997 (CRE)1                  4.38       6/15/98        350
      300   Deer Park Union Free School
             District GO, Series 1997B (CRE)3    4.85       6/15/98        301
      700   Dunkirk City School District GO,
             Series 1997 (CRE)2                  4.35       9/01/98        701
      170   East Aurora GO, Series 1997 (CRE)4   4.60       8/15/98        171
      450   East Islip Union Free School
             District RB, Series 1993 (CRE)2     4.70       8/01/98        451
      177   Eastchester Public Improvement Bonds
             GO, Series 1997A (CRE)1             4.80      10/15/98        178
      280   Eastchester Union Free School
             District GO, Series 1997A (CRE)3    4.75      10/15/98        281
      361   Ellenville Central School District
             GO, Series 1997 (CRE)2              5.70       5/01/98        362
      275   Fulton GO, Series 1997 (CRE)2        4.85       9/01/98        276
      472   Hamilton Central School District
             GO, Series 1997 (CRE)3              4.55       6/15/98        473
      144   Hempstead Village GO,
             Series 1997A (CRE)3                 4.90       5/15/98        144
      200   Hilton Central School District GO,
             Series 1998 (CRE)1                  4.20       6/15/98        200
      267   Merrick Union Free School District
             GO, Series 1998 (CRE)1              4.20       6/15/98        267
      220   Middletown GO Public Improvement
             Bonds, Series 1997 (CRE)3           4.75      10/01/98        221
      132   Nassau County GO, Series Z (CRE)1    5.00      11/01/98        133
    2,500   New Rochelle City School District
             GO TAN, Series 1997                 4.25       6/30/98      2,502
      300   Northport-East Northport Union Free
             School District GO, Series
              1997 (CRE) 1                       5.50       4/15/98        300
      160   Southeast General Purpose Bonds,
             Series 1998 (CRE)4                  4.38       3/15/99        161
      240   Vestal Central School District GO,
             Series 1997 (CRE)4                  4.80       6/15/98        240
      255   Watertown GO, Series B (CRE)2        5.00      11/15/98        257
      134   Waverly Central School District
             GO, Series 1997 (CRE)1              4.80       6/15/98        134
      125   Waverly Village GO, Series 1997
             (CRE) 1                             4.13       6/15/98        125
      240   Westbury Union Free School District
             GO, Series 1997 (CRE)1              4.90       5/15/98        240
------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $10,947)                10,947
------------------------------------------------------------------------------
            Total investments (cost: $61,597)                          $61,597
==============================================================================


                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            General Obligations                            21.0%
            Nursing/Continuing Care Centers                16.3%
            Sales Tax                                       8.0%
            Lodging/Hotel                                   7.4%
            Electronics - Semiconductors                    6.9%
            Finance - Municipal                             6.8%
            Hospitals                                       6.7%
            Community Service                               6.2%
            Buildings                                       5.0%
            Aluminum                                        4.6%
            Solid Waste Disposal                            3.9%
            Education                                       2.6%
            Publishing                                      2.4%
            Manufacturing - Diversified Industries          1.2%
                                                           -----
            Total                                          99.0%
                                                           =====




NOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

March 31, 1998



GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase.


See accompanying notes to financial statements.



STATEMENTS OF OPERATIONS
(IN THOUSANDS)
Year ended March 31, 1998




                                                                       USAA
                                                          USAA        New York
                                                        New York    Money Market
                                                        Bond Fund       Fund
                                                        ------------------------

Net investment income:
   Interest income                                       $3,833        $1,933
                                                         ------        ------
   Expenses:
      Management fees                                       273           218
      Transfer agent's fees                                  45            37
      Custodian's fees                                       37            36
      Postage                                                 4             4
      Shareholder reporting fees                              1             3
      Directors' fees                                         4             4
      Registration fees                                       2             2
      Professional fees                                      17            17
      Other                                                   6             5
                                                         ------        ------
         Total expenses before reimbursement                389           326
      Expenses reimbursed                                   (72)          (72)
                                                         ------        ------
         Total expenses after reimbursement                 317           254
                                                         ------        ------
            Net investment income                         3,516         1,679
                                                         ------        ------
Net realized and unrealized gain on investments:
      Net realized gain                                     409           -
      Change in net unrealized appreciation/depreciation  3,325           -
                                                         ------        ------
            Net realized and unrealized gain              3,734           -
                                                         ------        ------
Increase in net assets resulting from operations         $7,250        $1,679
                                                         ======        ======


See accompanying notes to financial statements.




STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended March 31,



                                                  USAA                     USAA
                                                 New York                New York
                                                Bond Fund            Money Market Fund
                                                ---------------------------------------
                                                  1998      1997      1998      1997
                                                ---------------------------------------
From operations:
   Net investment income                         $ 3,516   $  3,238  $  1,679   $ 1,459
   Net realized gain (loss) on investments           409       (437)      -         -
   Change in net unrealized appreciation/
      depreciation of investments                  3,325        345       -         -
                                                 -------   --------  --------   -------
      Increase in net assets resulting from
         operations                                7,250      3,146     1,679     1,459
                                                 -------   --------  --------   -------
Distributions to shareholders from:
   Net investment income                          (3,516)    (3,238)   (1,679)   (1,459)
                                                 -------   --------  --------   -------
From capital share transactions:
   Proceeds from shares sold                      15,762     11,430    65,305    53,699
   Dividend reinvestments                          2,624      2,480     1,599     1,404
   Cost of shares redeemed                        (9,544)    (9,770)  (54,674)  (50,661)
                                                 -------   --------  --------   -------
      Increase in net assets from
         capital share transactions                8,842      4,140    12,230     4,442
                                                 -------   --------  --------   -------
Net increase in net assets                        12,576      4,048    12,230     4,442
Net assets:
   Beginning of period                            58,035     53,987    49,996    45,554
                                                 -------   --------  --------   -------
   End of period                                 $70,611   $ 58,035  $ 62,226   $49,996
                                                 =======   ========  ========   =======
Change in shares outstanding:
   Shares sold                                     1,383      1,041    65,305    53,699
   Shares issued for dividends reinvested            230        226     1,599     1,404
   Shares redeemed                                  (842)      (891)  (54,674)  (50,661)
                                                 -------   --------  --------   -------
      Increase in shares outstanding                 771        376    12,230     4,442
                                                 =======   ========  ========   =======




See accompanying notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

March 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA New York Bond Fund and USAA New York Money Market Fund (the Funds). The Funds have a common objective of providing New York investors with a high level of current interest income that is exempt from federal, New York state, and New York City personal income taxes. The USAA New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the USAA New York Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in New York municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1998.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1998, the USAA New York Bond Fund had capital loss carryovers for federal income tax purposes of approximately $2.8 million which, if not offset by subsequent capital gains will expire between 2003-2005. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

The Funds completed their fiscal year on March 31, 1998. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal, New York state, and New York City income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1998.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1998 were as follows:

                           USAA New York       USAA New York
                             Bond Fund       Money Market Fund
                              ($000)              ($000)
                           -------------     -----------------
Purchases                   $ 41,140             $ 142,083
Sales/maturities            $ 30,951             $ 130,045

For the USAA New York Bond Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1998 was as follows:

                           Appreciation        Depreciation           Net
                              ($000)              ($000)            ($000)
                           -------------------------------------------------
USAA New York Bond Fund      $ 5,378           $     124         $   5,254


(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 1999.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                            Year Ended March 31,
                          ------------------------------------------------------
                            1998        1997       1996        1995        1994
                          ------------------------------------------------------
Net asset value at
   beginning of period    $ 10.94     $ 10.95    $ 10.77     $ 10.83    $ 11.62
Net investment income         .63         .64        .63         .62        .62
Net realized and
   unrealized gain (loss)     .68        (.01)       .18        (.06)      (.50)
Distributions from net
   investment income         (.63)       (.64)      (.63)       (.62)      (.62)
Distributions of realized
   capital gains              -           -          -           -         (.29)
                          -------     -------    -------     -------    -------
Net asset value at
   end of period          $ 11.62     $ 10.94    $ 10.95     $ 10.77    $ 10.83
                          =======     =======    =======     =======    =======
Total return(%)*            12.24        5.89       7.67        5.42        .68
Net assets at end
   of period(000)         $70,611     $58,035    $53,987     $50,507    $56,912
Ratio of expenses to
   average net assets(%)      .50        .50        .50         .50         .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements(%)          .61         .66        .69         .71        .69
Ratio of net investment
   income to average
   net assets(%)             5.54        5.83       5.75        5.83       5.24
Portfolio turnover(%)       49.49       41.42      74.80       74.74     124.40


 *Assumes reinvestment of all dividend income and capital gain distributions during the period.


NOTES TO FINANCIAL HIGHLIGHTS CONTINUED
USAA NEW YORK MONEY MARKET FUND


March 31, 1998


(7) FINANCIAL HIGHLIGHTS (Continued)
Per share operating performance for a share outstanding throughout each period is as follows:


                                            Year Ended March 31,
                         -------------------------------------------------------
                            1998        1997       1996        1995        1994
                         -------------------------------------------------------
Net asset value at
   beginning of period    $  1.00     $  1.00    $  1.00     $  1.00    $  1.00
Net investment income         .03         .03        .04         .03        .02
Distributions from net
   investment income         (.03)       (.03)      (.04)       (.03)      (.02)
                          -------     -------    -------     -------    -------
Net asset value at
   end of period          $  1.00     $  1.00    $  1.00     $  1.00    $  1.00
                          =======     =======    =======     =======    =======
Total return(%)*             3.29        3.16       3.56        2.76       2.00
Net assets at end
   of period(000)         $62,226     $49,996    $45,554     $27,525    $24,513
Ratio of expenses to
   average net assets(%)      .50        .50        .50         .50         .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements(%)          .63         .69        .78         .85        .98
Ratio of net investment
   income to average
   net assets(%)             3.23        3.12       3.47        2.74       1.98

  *Assumes reinvestment of all dividend income distributions during the period.





                                    Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205




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